SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): August 19, 2002
                                                           (August 19, 2002)

                              TrustCo Bank Corp NY


             (Exact name of registrant as specified in its charter)

                                    New York
                   (State or other jurisdiction of incorporation)


                       0-10592                              14-1630287
   -----------------------------------   ---------------------------------------
      (Commission File Number)           (IRS Employer Identification No.)


                        5 Sarnowski Drive, Glenville, NY 12302
                 (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code: (518) 377-3311
                                                            --------------




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                                       -3-

TrustCo Bank Corp NY


Item 5.           Other Events

                  A press release was issued on August 19, 2002, declaring a quarterly dividend of $0.15 per share, payable October 1, 2002, to the shareholders of record at the close of business on September 6, 2002. Attached is the press release labeled as exhibit 99(a).

                  A press release was issued on August 19, 2002 announcing that TrustCo will pay dividends at 60 cents a share for 2002, the same rate as the previous year and anticipates no stock splits or dividend increases for the next two to three years. Attached is the press release labeled as exhibit 99(b).

                  A press release was issued on August 19, 2002 of the Shareholders letter stating information regarding payment of dividends and TrustCo maintaining dividend level while gearing for growth. Attached is the press release labeled at exhibit 99(c).

Item 7            (c) Exhibits

               Reg S-K Exhibit No.  Description

                           99(a) Press release dated August 19, 2002 declaring a quarterly dividend of $0.15 per share, payable October 1, 2002, to the shareholders of record at the close of business on September 6, 2002.

                           99(b) Press release dated August 19, 2002 announcing that TrustCo will pay dividends at 60 cents a share for 2002, the same rate as the previous year and anticipates no stock splits or dividend increases for the next two to three years.

                           99(c) Press release dated August 19, 2002 of the Shareholders letter stating information regarding payment of dividends and TrustCo maintaining dividend level while gearing for growth.








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                                       -8-




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:   August 19, 2002

                                           TrustCo Bank Corp NY
                                           (Registrant)


                                           By:/s/ Robert T. Cushing
                                         ----------------------------
                                           Robert T. Cushing
                                           Vice President and
                                           Chief Financial Officer




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                                 Exhibits Index


The following exhibits are filed herewith:

Reg S-K Exhibit No.        Description                                  Page
------------------         ----------------------------            ----------
         99(a)                      Press release dated August 19, 2002    5
                                    declaring a quarterly dividend of $0.15
                                    per share, payable October 1, 2002, to
                                    the shareholders of record at the close
                                    of business on September 6, 2002.

         99(b)                      Press release dated August 19, 2002    6-7
                                    announcing that TrustCo will pay
                                    dividends at 60 cents a share for 2002,
                                    the same rate as the previous year and
                                    anticipates no stock splits or dividend
                                    increases for the next two to three years.

         99(c)                      Press release dated August 19, 2002    8
                                    of the Shareholders letter stating infor-mation regarding payment of dividends and TrustCo maintaining dividend level while gearing for growth.

                                                         Exhibit 99(a)

TRUSTCO
Bank Corp NY                                          News Release
-----------------------------------------------------------------
5 Sarnowski Drive, Glenville, New York, 12302
(518) 377-3311   Fax: (518) 381-3668

Subsidiary:  Trustco Bank                             NASDAQ -- TRST
                  Trustco Savings Bank

                 Robert M. Leonard
                 Vice President
                 518-381-3693

FOR IMMEDIATE RELEASE:

         TRUSTCO DECLARES CASH DIVIDEND


Glenville, New York - August 19, 2002. On August 19, 2002, the Board of Directors of the Company declared a quarterly dividend of $0.15 per share, payable October 1, 2002, to the shareholders of record at the close of business on September 6, 2002.

TrustCo Bank Corp NY is a $2.8 billion bank holding company and through its two subsidiary banks, TrustCo Bank, National Association and TrustCo Savings Bank, operates 61 offices in Albany, Columbia, Greene, Montgomery, Rensselaer, Saratoga, Schenectady, Schoharie, Warren, Washington, and Westchester Counties in New York and Bennington County in Vermont. In addition, the bank operates a full service Trust Department that has $1.07 billion of assets under management. The common shares of TrustCo are traded on the Nasdaq National Market tier of the Nasdaq Stock Market under the symbol TRST.

                                                                 # # #






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                                                        Exhibit 99(b)

TRUSTCO
Bank Corp NY                                            News Release
-----------------------------------------------------------------
5 Sarnowski Drive, Glenville, New York, 12302
(518) 377-3311   Fax: (518) 381-3668

Subsidiary:  Trustco Bank                               NASDAQ -- TRST
                  Trustco Savings Bank

                  Robert M. Leonard
                  Vice President
                  (518) 381-3693

FOR IMMEDIATE RELEASE:

                       TrustCo to maintain dividend level
                            while gearing for growth

Glenville, New York - August 19, 2002

TrustCo Bank Corp NY (TrustCo, NASDAQ: TRST) announced today that it will pay dividends at 60 cents a share for 2002, the same rate as the previous year and anticipates no stock splits or dividend increases for the next two to three years. "As I have often indicated, we will return excess capital to shareholders while retaining sufficient capital for the growth of our business. Stated simply, we now have a substantial opportunity for growth."according to Robert A. McCormick, Chairman, President and Chief Executive Officer.

As Mr. McCormick stated in a letter to shareholders, "In managing TrustCo, the focus has always been on enhancing shareholder value. I have rarely seen a greater opportunity to do so than now. By maintaining the current dividend level, we can both reward our shareholders and conserve capital as a platform for growth."

The growth, according to Mr. McCormick, will take the form of new branches. TrustCo projects to open 30 new branches in the next 3 years, regionally, downstate, and in Florida. He went on to point out that in a time of economic uncertainty, TrustCo's financial strength becomes even more significant.

"Timing, as always, is key", said Mr. McCormick. "Our new downstate branches are far out-performing projections. Clearly, the market is there for our combination of aggressive pricing and personal, `hometown' service."

Now celebrating its 100th anniversary, TrustCo is frequently cited as one of the strongest mid-sized banks in the country. In its June 2002 issue the U.S. Banker magazine listed performance rankings of 100 mid-sized banks. TrustCo placed ninth best. At 60 cents a share, its 2001 dividend represents about 85% of net income, well above banking industry norms, and according to Barron's, nearly two and a half times the overall average for the Standard and Poors 500.

TrustCo Bank Corp NY is a $2.8 billion bank holding company and through its two subsidiary banks, Trustco Bank, National Association and Trustco Savings Bank, operates 61 offices Albany, Columbia, Dutchess, Greene, Montgomery, Rensselaer, Saratoga, Schenectady, Schoharie, Warren, Washington, and Westchester Counties in New York and Bennington County in Vermont. In addition, the bank operates a full service Trust Department that has $1.07 billion of assets under management. The common shares of TrustCo are traded on the Nasdaq National Market tier of the Nasdaq Stock Market under the symbol TRST.

Except for the historical information contained herein, the matters discussed in this news release and other information contained in TrustCo's Securities and Exchange Commission filings may express "forward-looking statements." Those "forward-looking statements" may involve risk and uncertainties, including statements concerning future events or performance and assumptions and other statements of historical facts. TrustCo wishes to caution readers not to place undue reliance on any forward-looking statements, which speak only as of the date made. Readers are advised that various risk factors, including, but not limited to: (1) credit risk, (2) interest rate risk, (3) competition, (4) changes in the regulatory environment, and (5) changes in general business and economic trends, could cause the actual results or circumstances for future periods to differ materially from those anticipated or projected in the forward-looking statements.

TrustCo does not undertake, and specifically disclaims any obligation to publicly release the results of any revisions that may be made to any forward-looking statements to reflect the occurrence of unanticipated events or circumstances after the date of such statement.

                                                                 # # #





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                                                            Exhibit 99(c)

TRUSTCO
Bank Corp NY                                               News Release
-----------------------------------------------------------------
5 Sarnowski Drive, Glenville, New York, 12302
(518) 377-3311   Fax: (518) 381-3668

August 19, 2002

Dear Shareholder:

I am writing at what I believe to be a historic time for our Company.

On August 19, 2002, your Board of Directors voted to pay dividends at 60 cents a share for 2002, the same rate as the previous year. Also, we anticipate no stock split or dividend increases for the next two to three years. As I have often indicted, we will return excess capital to shareholders while retaining sufficient capital for the growth of our business.

Stated simply, we now have a substantial opportunity for growth.

In managing TrustCo, the focus has always been on enhancing shareholder value. I have rarely seen a greater opportunity to do so than now. By maintaining the current dividend level, we can both reward our shareholders and conserve capital as a platform for growth - which we believe will produce even greater returns in years to come.

Timing, as always, is key to success. In this period of economic uncertainty, TrustCo's financial strength is highly significant. Your Board and I are convinced that now is the time to leverage that strength.

The growth, as I have previously indicated, will come in the form of new branches. We project to open some 30 new branches in the next three years - in the greater Capital Region, downstate, and in the Orlando region of Florida.

Our new downstate branches are far out-performing projections. Clearly, the market is there for our combination of aggressive pricing and personal, "hometown" service.

I am highly pleased with our Company's strong performance this past year, and look forward to guiding increasing value to our shareholders in years to come.

Thank you for placing your confidence in TrustCo.

Sincerely,

Robert A. McCormick